UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2007

                           ALBANY INTERNATIONAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-16214                    14-0462060
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

                      1373 Broadway, Albany, New York 12204
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

Albany International Corp. (the "Company") issued a news release on August 2, 2007 announcing plans to further reduce manufacturing capacity in North America. As announced, the Company intends to discontinue operations at its press fabric manufacturing facility in East Greenbush, New York, and to cease the manufacture of dryer fabrics in Menands, New York. The plans are in response to the continuing consolidation within the paper industry in the U.S. and Canada and the need to balance the Company's PMC manufacturing capacity in North America with anticipated paper mill demand.

Discussions with labor representatives at the affected operations are expected to begin shortly. Until they are concluded, the Company is unable reasonably to estimate the costs expected to be incurred in connection with these plans. The Company will disclose the amount, type and timing of these costs promptly after they are determined.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

      99.1 News Release dated August 2, 2007.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALBANY INTERNATIONAL CORP.

                              By:  /s/ Michael C. Nahl
                                   --------------------------------------------
                              Name: Michael C. Nahl
                              Title: Executive Vice President and
                                     Chief Financial Officer

Date: August 2, 2007

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       News Release dated August 2, 2007